Exhibit 99.2

4Q23 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Annual Report on Form 10-K for the year ended December 31, 2023, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Dec 31, 2023 % Change from		Year ended
(in millions, except ratios and per share amounts)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Selected Income Statement Data
Total revenue	$20,478	20,857	20,533	20,729	20,034	(2)%	2	$82,597	74,368	11%
Noninterest expense	15,786	13,113	12,987	13,676	16,186	20	(2)	55,562	57,205	(3)
Pre-tax pre-provision profit (PTPP) (1)	4,692	7,744	7,546	7,053	3,848	(39)	22	27,035	17,163	58
Provision for credit losses (2)	1,282	1,197	1,713	1,207	957	7	34	5,399	1,534	252
Wells Fargo net income	3,446	5,767	4,938	4,991	3,155	(40)	9	19,142	13,677	40
Wells Fargo net income applicable to common stock	3,160	5,450	4,659	4,713	2,877	(42)	10	17,982	12,562	43

Common Share Data
Diluted earnings per common share	0.86	1.48	1.25	1.23	0.75	(42)	15	4.83	3.27	48
Dividends declared per common share	0.35	0.35	0.30	0.30	0.30	—	17	1.30	1.10	18
Common shares outstanding	3,598.9	3,637.9	3,667.7	3,763.2	3,833.8	(1)	(6)
Average common shares outstanding	3,620.9	3,648.8	3,699.9	3,785.6	3,799.9	(1)	(5)	3,688.3	3,805.2	(3)
Diluted average common shares outstanding	3,657.0	3,680.6	3,724.9	3,818.7	3,832.7	(1)	(5)	3,720.4	3,837.0	(3)
Book value per common share (3)	$46.25	44.37	43.87	43.02	41.98	4	10
Tangible book value per common share (3)(4)	39.23	37.43	36.53	35.87	34.98	5	12

Selected Equity Data (period-end)
Total equity	187,443	182,373	181,952	183,220	182,213	3	3
Common stockholders' equity	166,444	161,424	160,916	161,893	160,952	3	3
Tangible common equity (4)	141,193	136,153	133,990	134,992	134,090	4	5

Performance Ratios
Return on average assets (ROA) (5)	0.72%	1.21	1.05	1.09	0.67			1.02%	0.72
Return on average equity (ROE) (6)	7.6	13.3	11.4	11.7	7.1			11.0	7.8
Return on average tangible common equity (ROTCE) (4)	9.0	15.9	13.7	14.0	8.5			13.1	9.3
Efficiency ratio (7)	77	63	63	66	81			67	77
Net interest margin on a taxable-equivalent basis	2.92	3.03	3.09	3.20	3.14			3.06	2.63
Average deposit cost	1.58	1.36	1.13	0.83	0.46			1.23	0.16
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Dec 31, 2023 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Selected Balance Sheet Data (average)
Loans	$938,041	943,193	945,906	948,651	948,517	(1)%	(1)	$943,916	929,820	2%
Assets	1,907,535	1,891,883	1,878,253	1,863,676	1,875,191	1	2	1,885,475	1,894,303	—
Deposits	1,340,916	1,340,307	1,347,449	1,356,694	1,380,459	—	(3)	1,346,282	1,424,269	(5)

Selected Balance Sheet Data (period-end)
Debt securities	490,458	490,726	503,468	511,597	496,808	—	(1)
Loans	936,682	942,424	947,960	947,991	955,871	(1)	(2)
Allowance for credit losses for loans	15,088	15,064	14,786	13,705	13,609	—	11
Equity securities	57,336	56,026	67,471	60,610	64,414	2	(11)
Assets	1,932,468	1,909,261	1,876,320	1,886,400	1,881,020	1	3
Deposits	1,358,173	1,354,010	1,344,584	1,362,629	1,383,985	—	(2)

Headcount (#) (period-end)	225,869	227,363	233,834	235,591	238,698	(1)	(5)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	11.4%	11.0	10.7	10.8	10.6
Tier 1 capital	13.0	12.6	12.2	12.3	12.1
Total capital	15.7	15.3	15.0	15.1	14.8
Risk-weighted assets (RWAs) (in billions)	$1,231.5	1,237.1	1,250.7	1,243.8	1,259.9	—	(2)

Advanced Approach:
Common Equity Tier 1 (CET1)	12.7%	12.0	12.0	12.0	12.0
Tier 1 capital	14.4	13.7	13.7	13.7	13.7
Total capital	16.4	15.8	15.8	15.9	15.9
Risk-weighted assets (RWAs) (in billions)	$1,112.5	1,130.8	1,118.4	1,117.9	1,112.3	(2)	—

Tier 1 leverage ratio	8.5%	8.3	8.3	8.4	8.3
Supplementary Leverage Ratio (SLR)	7.1	6.9	6.9	7.0	6.9
Total Loss Absorbing Capacity (TLAC) Ratio (3)	25.0	24.0	23.1	23.3	23.3
Liquidity Coverage Ratio (LCR) (4)	125	123	123	122	122
(1)Ratios and metrics for December 31, 2023, are preliminary estimates.
(2)See the tables on pages 27 and 28 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Dec 31, 2023 % Change from		Year ended
(in millions, except per share amounts)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Interest income	$22,839	22,093	20,830	19,356	17,793	3%	28	$85,118	54,024	58%
Interest expense	10,068	8,988	7,667	6,020	4,360	12	131	32,743	9,074	261
Net interest income	12,771	13,105	13,163	13,336	13,433	(3)	(5)	52,375	44,950	17
Noninterest income
Deposit-related fees	1,202	1,179	1,165	1,148	1,178	2	2	4,694	5,316	(12)
Lending-related fees	366	372	352	356	344	(2)	6	1,446	1,397	4
Investment advisory and other asset-based fees	2,169	2,224	2,163	2,114	2,049	(2)	6	8,670	9,004	(4)
Commissions and brokerage services fees	619	567	570	619	601	9	3	2,375	2,242	6
Investment banking fees	455	492	376	326	331	(8)	37	1,649	1,439	15
Card fees	1,027	1,098	1,098	1,033	1,095	(6)	(6)	4,256	4,355	(2)
Mortgage banking	202	193	202	232	79	5	156	829	1,383	(40)
Net gains from trading activities	1,070	1,265	1,122	1,342	552	(15)	94	4,799	2,116	127
Net gains from debt securities	—	6	4	—	—	(100)	NM	10	151	(93)
Net gains (losses) from equity securities	35	(25)	(94)	(357)	(733)	240	105	(441)	(806)	45
Lease income	292	291	307	347	287	—	2	1,237	1,269	(3)
Other	270	90	105	233	818	200	(67)	698	1,552	(55)
Total noninterest income	7,707	7,752	7,370	7,393	6,601	(1)	17	30,222	29,418	3
Total revenue	20,478	20,857	20,533	20,729	20,034	(2)	2	82,597	74,368	11
Provision for credit losses (1)	1,282	1,197	1,713	1,207	957	7	34	5,399	1,534	252
Noninterest expense
Personnel	9,181	8,627	8,606	9,415	8,415	6	9	35,829	34,340	4
Technology, telecommunications and equipment	1,076	975	947	922	902	10	19	3,920	3,375	16
Occupancy	740	724	707	713	722	2	2	2,884	2,881	—
Operating losses	355	329	232	267	3,517	8	(90)	1,183	6,984	(83)
Professional and outside services	1,242	1,310	1,304	1,229	1,357	(5)	(8)	5,085	5,188	(2)
Leases (2)	168	172	180	177	191	(2)	(12)	697	750	(7)
Advertising and promotion	259	215	184	154	178	20	46	812	505	61
Other	2,765	761	827	799	904	263	206	5,152	3,182	62
Total noninterest expense	15,786	13,113	12,987	13,676	16,186	20	(2)	55,562	57,205	(3)
Income before income tax expense (benefit)	3,410	6,547	5,833	5,846	2,891	(48)	18	21,636	15,629	38
Income tax expense (benefit)	(100)	811	930	966	(29)	NM	245	2,607	2,251	16
Net income before noncontrolling interests	3,510	5,736	4,903	4,880	2,920	(39)	20	19,029	13,378	42
Less: Net income (loss) from noncontrolling interests	64	(31)	(35)	(111)	(235)	306	127	(113)	(299)	62
Wells Fargo net income	$3,446	5,767	4,938	4,991	3,155	(40)%	9	$19,142	13,677	40%
Less: Preferred stock dividends and other	286	317	279	278	278	(10)	3	1,160	1,115	4
Wells Fargo net income applicable to common stock	$3,160	5,450	4,659	4,713	2,877	(42)%	10	$17,982	12,562	43%
Per share information
Earnings per common share	$0.87	1.49	1.26	1.24	0.76	(42)%	14	$4.88	3.30	48%
Diluted earnings per common share	0.86	1.48	1.25	1.23	0.75	(42)	15	4.83	3.27	48
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and other financial assets.
(2)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Dec 31, 2023 % Change from
(in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022
Assets
Cash and due from banks	$33,026	30,815	31,915	31,958	34,596	7%	(5)
Interest-earning deposits with banks	204,193	187,081	123,418	130,478	124,561	9	64
Federal funds sold and securities purchased under resale agreements	80,456	70,431	66,500	67,288	68,036	14	18
Debt securities:
Trading, at fair value	97,302	97,075	96,857	90,052	86,155	—	13
Available-for-sale, at fair value	130,448	126,437	134,251	144,398	113,594	3	15
Held-to-maturity, at amortized cost	262,708	267,214	272,360	277,147	297,059	(2)	(12)
Loans held for sale	4,936	4,308	6,029	6,199	7,104	15	(31)
Loans	936,682	942,424	947,960	947,991	955,871	(1)	(2)
Allowance for loan losses	(14,606)	(14,554)	(14,258)	(13,120)	(12,985)	—	(12)
Net loans	922,076	927,870	933,702	934,871	942,886	(1)	(2)
Mortgage servicing rights	8,508	9,526	9,345	9,950	10,480	(11)	(19)
Premises and equipment, net	9,266	8,559	8,392	8,416	8,350	8	11
Goodwill	25,175	25,174	25,175	25,173	25,173	—	—
Derivative assets	18,223	21,096	17,990	17,117	22,774	(14)	(20)
Equity securities	57,336	56,026	67,471	60,610	64,414	2	(11)
Other assets	78,815	77,649	82,915	82,743	75,838	2	4
Total assets	$1,932,468	1,909,261	1,876,320	1,886,400	1,881,020	1	3
Liabilities
Noninterest-bearing deposits	$360,279	384,330	402,322	434,912	458,010	(6)	(21)
Interest-bearing deposits	997,894	969,680	942,262	927,717	925,975	3	8
Total deposits	1,358,173	1,354,010	1,344,584	1,362,629	1,383,985	—	(2)
Short-term borrowings (1)	89,559	93,330	84,255	81,007	51,145	(4)	75
Derivative liabilities	18,495	23,463	21,431	16,897	20,067	(21)	(8)
Accrued expenses and other liabilities	71,210	66,050	73,466	69,181	68,740	8	4
Long-term debt (2)	207,588	190,035	170,632	173,466	174,870	9	19
Total liabilities	1,745,025	1,726,888	1,694,368	1,703,180	1,698,807	1	3
Equity
Wells Fargo stockholders’ equity:
Preferred stock	19,448	19,448	19,448	19,448	19,448	—	—
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,555	60,365	60,173	59,946	60,319	—	—
Retained earnings	201,136	199,287	195,164	191,688	187,968	1	7
Accumulated other comprehensive income (loss)	(11,580)	(15,877)	(13,441)	(12,572)	(13,362)	27	13
Treasury stock (3)	(92,960)	(91,215)	(89,860)	(86,049)	(82,853)	(2)	(12)
Unearned ESOP shares	—	(429)	(429)	(429)	(429)	100	100
Total Wells Fargo stockholders’ equity	185,735	180,715	180,191	181,168	180,227	3	3
Noncontrolling interests	1,708	1,658	1,761	2,052	1,986	3	(14)
Total equity	187,443	182,373	181,952	183,220	182,213	3	3
Total liabilities and equity	$1,932,468	1,909,261	1,876,320	1,886,400	1,881,020	1	3
(1)Includes $0.0 billion, $0.0 billion, $2.0 billion, $5.0 billion, and $7.0 billion of Federal Home Loan Bank (FHLB) advances at December 31, September 30, June 30, and March 31, 2023, and December 31, 2022, respectively.
(2)Includes $38.0 billion, $36.0 billion, $23.0 billion, $24.0 billion, and $27.0 billion of FHLB advances at December 31, September 30, June 30, and March 31, 2023, and December 31, 2022, respectively.
(3)Number of shares of treasury stock were 1,882,948,892, 1,843,884,672, 1,814,145,600, 1,718,587,875, and 1,648,007,022 at December 31, September 30, June 30, and March 31, 2023, and December 31, 2022, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Dec 31, 2023 % Change from		Year ended		% Change
($ in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Average Balances

Assets
Interest-earning deposits with banks	$193,647	158,893	129,236	114,858	127,854	22%	51	$149,401	145,802	2%
Federal funds sold and securities purchased under resale agreements	72,626	68,715	69,505	68,633	65,860	6	10	69,878	62,137	12
Trading debt securities	109,340	109,802	102,605	96,405	94,465	—	16	104,588	91,515	14
Available-for-sale debt securities	136,389	139,511	149,320	145,894	122,271	(2)	12	142,743	141,404	1
Held-to-maturity debt securities	268,905	273,948	279,093	279,955	303,391	(2)	(11)	275,441	296,540	(7)
Loans held for sale	4,990	5,437	6,031	6,611	9,932	(8)	(50)	5,762	13,900	(59)
Loans	938,041	943,193	945,906	948,651	948,517	(1)	(1)	943,916	929,820	2
Equity securities	22,198	25,019	27,891	28,651	28,587	(11)	(22)	25,920	30,575	(15)
Other	8,861	8,565	10,118	11,043	11,932	3	(26)	9,638	13,275	(27)
Total interest-earning assets	1,754,997	1,733,083	1,719,705	1,700,701	1,712,809	1	2	1,727,287	1,724,968	—
Total noninterest-earning assets	152,538	158,800	158,548	162,975	162,382	(4)	(6)	158,188	169,335	(7)
Total assets	$1,907,535	1,891,883	1,878,253	1,863,676	1,875,191	1	2	$1,885,475	1,894,303	—
Liabilities
Interest-bearing deposits	$974,890	953,500	936,886	920,226	902,564	2	8	$946,545	918,499	3
Short-term borrowings	92,032	90,078	83,059	58,496	51,246	2	80	81,033	39,810	104
Long-term debt	196,213	181,955	170,843	172,567	166,796	8	18	180,464	157,742	14
Other liabilities	31,342	32,564	34,496	33,427	33,559	(4)	(7)	32,950	34,126	(3)
Total interest-bearing liabilities	1,294,477	1,258,097	1,225,284	1,184,716	1,154,165	3	12	1,240,992	1,150,177	8
Noninterest-bearing demand deposits	366,026	386,807	410,563	436,468	477,895	(5)	(23)	399,737	505,770	(21)
Other noninterest-bearing liabilities	61,179	62,151	57,963	58,195	60,510	(2)	1	59,886	55,189	9
Total liabilities	1,721,682	1,707,055	1,693,810	1,679,379	1,692,570	1	2	1,700,615	1,711,136	(1)
Total equity	185,853	184,828	184,443	184,297	182,621	1	2	184,860	183,167	1
Total liabilities and equity	$1,907,535	1,891,883	1,878,253	1,863,676	1,875,191	1	2	$1,885,475	1,894,303	—

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	4.98%	4.81	4.50	4.12	3.50			4.67%	1.54
Federal funds sold and securities purchased under resale agreements	5.30	5.13	4.73	4.12	3.29			4.83	1.38
Trading debt securities	3.82	3.86	3.50	3.33	3.17			3.64	2.72
Available-for-sale debt securities	3.87	3.92	3.72	3.54	3.10			3.76	2.24
Held-to-maturity debt securities	2.69	2.65	2.62	2.55	2.45			2.63	2.19
Loans held for sale	6.75	6.40	6.22	5.90	5.11			6.29	3.69
Loans	6.35	6.23	5.99	5.69	5.13			6.07	4.06
Equity securities	2.99	2.42	2.79	2.39	2.63			2.63	2.31
Other	4.99	4.93	4.76	4.60	3.57			4.80	1.54
Total interest-earning assets	5.20	5.09	4.88	4.62	4.16			4.95	3.16
Interest-bearing liabilities
Interest-bearing deposits	2.17	1.92	1.63	1.22	0.70			1.74	0.26
Short-term borrowings	5.10	4.99	4.64	3.95	3.15			4.75	1.46
Long-term debt	6.78	6.67	6.31	5.83	5.22			6.41	3.49
Other liabilities	2.87	2.54	2.41	2.16	2.09			2.49	1.87
Total interest-bearing liabilities	3.09	2.84	2.51	2.05	1.50			2.64	0.79

Interest rate spread on a taxable-equivalent basis (2)	2.11	2.25	2.37	2.57	2.66			2.31	2.37
Net interest margin on a taxable-equivalent basis (2)	2.92	3.03	3.09	3.20	3.14			3.06	2.63
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $104 million, $104 million, $105 million, $107 million, and $116 million for the quarters ended December 31, September 30, June 30, and March 31, 2023, and December 31, 2022, respectively, and $420 million and $436 million for the years ended December 31, 2023 and 2022, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended December 31, 2023
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,629	2,525	2,359	906	(544)	(104)	12,771
Noninterest income	1,890	843	2,376	2,754	284	(440)	7,707
Total revenue	9,519	3,368	4,735	3,660	(260)	(544)	20,478
Provision for credit losses	790	40	498	(19)	(27)	—	1,282
Noninterest expense	6,046	1,630	2,132	3,023	2,955	—	15,786
Income (loss) before income tax expense (benefit)	2,683	1,698	2,105	656	(3,188)	(544)	3,410
Income tax expense (benefit)	672	423	523	165	(1,339)	(544)	(100)
Net income (loss) before noncontrolling interests	2,011	1,275	1,582	491	(1,849)	—	3,510
Less: Net income from noncontrolling interests	—	2	—	—	62	—	64
Net income (loss)	$2,011	1,273	1,582	491	(1,911)	—	3,446

					Quarter ended September 30, 2023
Net interest income	$7,633	2,519	2,319	1,007	(269)	(104)	13,105
Noninterest income	1,948	886	2,604	2,695	21	(402)	7,752
Total revenue	9,581	3,405	4,923	3,702	(248)	(506)	20,857
Provision for credit losses	768	52	324	(10)	63	—	1,197
Noninterest expense	5,913	1,543	2,182	3,006	469	—	13,113
Income (loss) before income tax expense (benefit)	2,900	1,810	2,417	706	(780)	(506)	6,547
Income tax expense (benefit)	727	453	601	177	(641)	(506)	811
Net income (loss) before noncontrolling interests	2,173	1,357	1,816	529	(139)	—	5,736
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(34)	—	(31)
Net income (loss)	$2,173	1,354	1,816	529	(105)	—	5,767

					Quarter ended December 31, 2022
Net interest income	$7,574	2,357	2,416	1,124	78	(116)	13,433
Noninterest income	1,889	792	1,723	2,571	7	(381)	6,601
Total revenue	9,463	3,149	4,139	3,695	85	(497)	20,034
Provision for credit losses	936	(43)	41	11	12	—	957
Noninterest expense	7,088	1,523	1,837	2,731	3,007	—	16,186
Income (loss) before income tax expense (benefit)	1,439	1,669	2,261	953	(2,934)	(497)	2,891
Income tax expense (benefit)	362	428	569	238	(1,129)	(497)	(29)
Net income (loss) before noncontrolling interests	1,077	1,241	1,692	715	(1,805)	—	2,920
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(238)	—	(235)
Net income (loss)	$1,077	1,238	1,692	715	(1,567)	—	3,155
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses. In third quarter 2023, we sold investments in certain private equity funds, which had a minimal impact to net income.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Year ended December 31, 2023
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$30,185	10,034	9,498	3,966	(888)	(420)	52,375
Noninterest income	7,734	3,415	9,693	10,725	431	(1,776)	30,222
Total revenue	37,919	13,449	19,191	14,691	(457)	(2,196)	82,597
Provision for credit losses	3,299	75	2,007	6	12	—	5,399
Noninterest expense	24,024	6,555	8,618	12,064	4,301	—	55,562
Income (loss) before income tax expense (benefit)	10,596	6,819	8,566	2,621	(4,770)	(2,196)	21,636
Income tax expense (benefit)	2,657	1,704	2,140	657	(2,355)	(2,196)	2,607
Net income (loss) before noncontrolling interests	7,939	5,115	6,426	1,964	(2,415)	—	19,029
Less: Net income (loss) from noncontrolling interests	—	11	—	—	(124)	—	(113)
Net income (loss)	$7,939	5,104	6,426	1,964	(2,291)	—	19,142

					Year ended December 31, 2022
Net interest income	$27,044	7,289	8,733	3,927	(1,607)	(436)	44,950
Noninterest income	8,766	3,631	6,509	10,895	1,192	(1,575)	29,418
Total revenue	35,810	10,920	15,242	14,822	(415)	(2,011)	74,368
Provision for credit losses	2,276	(534)	(185)	(25)	2	—	1,534
Noninterest expense	26,277	6,058	7,560	11,613	5,697	—	57,205
Income (loss) before income tax expense (benefit)	7,257	5,396	7,867	3,234	(6,114)	(2,011)	15,629
Income tax expense (benefit)	1,816	1,366	1,989	812	(1,721)	(2,011)	2,251
Net income (loss) before noncontrolling interests	5,441	4,030	5,878	2,422	(4,393)	—	13,378
Less: Net income (loss) from noncontrolling interests	—	12	—	—	(311)	—	(299)
Net income (loss)	$5,441	4,018	5,878	2,422	(4,082)	—	13,677
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses. In third quarter 2023, we sold investments in certain private equity funds, which had a minimal impact to net income.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Dec 31, 2023 % Change from		Year ended
($ in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Income Statement
Net interest income	$7,629	7,633	7,490	7,433	7,574	—%	1	$30,185	27,044	12%
Noninterest income:
Deposit-related fees	694	670	666	672	696	4	—	2,702	3,093	(13)
Card fees	960	1,027	1,022	958	1,025	(7)	(6)	3,967	4,067	(2)
Mortgage banking	115	105	132	160	23	10	400	512	1,100	(53)
Other	121	146	145	141	145	(17)	(17)	553	506	9
Total noninterest income	1,890	1,948	1,965	1,931	1,889	(3)	—	7,734	8,766	(12)
Total revenue	9,519	9,581	9,455	9,364	9,463	(1)	1	37,919	35,810	6
Net charge-offs	852	722	621	589	525	18	62	2,784	1,693	64
Change in the allowance for credit losses	(62)	46	253	278	411	NM	NM	515	583	(12)
Provision for credit losses	790	768	874	867	936	3	(16)	3,299	2,276	45
Noninterest expense	6,046	5,913	6,027	6,038	7,088	2	(15)	24,024	26,277	(9)
Income before income tax expense	2,683	2,900	2,554	2,459	1,439	(7)	86	10,596	7,257	46
Income tax expense	672	727	640	618	362	(8)	86	2,657	1,816	46
Net income	$2,011	2,173	1,914	1,841	1,077	(7)	87	$7,939	5,441	46
Revenue by Line of Business
Consumer, Small and Business Banking	$6,657	6,665	6,576	6,486	6,608	—	1	$26,384	23,421	13
Consumer Lending:
Home Lending	839	840	847	863	786	—	7	3,389	4,221	(20)
Credit Card	1,346	1,375	1,321	1,305	1,353	(2)	(1)	5,347	5,271	1
Auto	334	360	378	392	413	(7)	(19)	1,464	1,716	(15)
Personal Lending	343	341	333	318	303	1	13	1,335	1,181	13
Total revenue	$9,519	9,581	9,455	9,364	9,463	(1)	1	$37,919	35,810	6
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking	$8,863	8,983	9,215	9,363	9,590	(1)	(8)	$9,104	10,132	(10)
Consumer Lending:
Home Lending	216,733	218,546	220,641	222,561	222,546	(1)	(3)	219,601	219,157	—
Credit Card	43,473	41,168	39,225	38,190	37,152	6	17	40,530	34,151	19
Auto	49,078	51,578	52,476	53,676	54,490	(5)	(10)	51,689	55,994	(8)
Personal Lending	15,386	15,270	14,794	14,518	14,219	1	8	14,996	12,999	15
Total loans	$333,533	335,545	336,351	338,308	337,997	(1)	(1)	$335,920	332,433	1
Total deposits	779,490	801,061	823,339	841,265	864,623	(3)	(10)	811,091	883,130	(8)
Allocated capital	44,000	44,000	44,000	44,000	48,000	—	(8)	44,000	48,000	(8)

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking	$9,042	9,115	9,299	9,457	9,704	(1)	(7)
Consumer Lending:
Home Lending	215,823	217,955	219,595	222,012	223,525	(1)	(3)
Credit Card	44,428	42,040	40,053	38,201	38,475	6	15
Auto	48,283	50,407	52,175	53,244	54,281	(4)	(11)
Personal Lending	15,291	15,439	15,095	14,597	14,544	(1)	5
Total loans	$332,867	334,956	336,217	337,511	340,529	(1)	(2)
Total deposits	782,309	798,897	820,495	851,304	859,695	(2)	(9)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Dec 31, 2023 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	17.6%	19.1	16.9	16.5	8.3			17.5%	10.8
Efficiency ratio (2)	64	62	64	64	75			63	73
Retail bank branches (#, period-end)	4,311	4,355	4,455	4,525	4,598	(1)%	(6)
Digital active customers (# in millions, period-end) (3)	34.8	34.6	34.2	34.3	33.5	1	4
Mobile active customers (# in millions, period-end) (3)	29.9	29.6	29.1	28.8	28.3	1	6

Consumer, Small and Business Banking:
Deposit spread (4)	2.7%	2.7	2.6	2.5	2.4			2.6%	2.0
Debit card purchase volume ($ in billions) (5)	$126.1	124.5	124.9	117.3	124.0	1	2	$492.8	486.6	1
Debit card purchase transactions (# in millions) (5)	2,546	2,550	2,535	2,369	2,496	—	2	10,000	9,852	2

Home Lending:
Mortgage banking:
Net servicing income	$113	41	62	84	94	176	20	$300	368	(18)
Net gains (losses) on mortgage loan originations/sales	2	64	70	76	(71)	(97)	103	212	732	(71)
Total mortgage banking	$115	105	132	160	23	10	400	$512	1,100	(53)

Originations ($ in billions):
Retail	$4.5	6.4	7.7	5.6	8.2	(30)	(45)	$24.2	64.3	(62)
Correspondent	—	—	0.1	1.0	6.4	—	(100)	1.1	43.8	(97)
Total originations	$4.5	6.4	7.8	6.6	14.6	(30)	(69)	$25.3	108.1	(77)

% of originations held for sale (HFS)	45.4%	40.7	45.3	46.8	60.7			44.6%	52.5
Third party mortgage loans serviced ($ in billions, period-end) (6)	$559.7	591.8	609.1	666.8	679.2	(5)	(18)
Mortgage servicing rights (MSR) carrying value (period-end)	7,468	8,457	8,251	8,819	9,310	(12)	(20)
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.33%	1.43	1.35	1.32	1.37
Home lending loans 30+ days delinquency rate (period-end) (7)(8)(9)	0.32	0.29	0.25	0.26	0.31

Credit Card:
Point of sale (POS) volume ($ in billions)	$37.1	35.2	34.0	30.1	32.3	5	15	$136.4	119.1	15
New accounts (# in thousands)	655	714	611	567	561	(8)	17	2,547	2,153	18
Credit card loans 30+ days delinquency rate (period-end) (8)	2.89%	2.70	2.39	2.26	2.08
Credit card loans 90+ days delinquency rate (period-end) (8)	1.48	1.37	1.17	1.16	1.01

Auto:
Auto originations ($ in billions)	$3.3	4.1	4.8	5.0	5.0	(20)	(34)	$17.2	23.1	(26)
Auto loans 30+ days delinquency rate (period-end) (8)(9)	2.80%	2.60	2.55	2.25	2.64

Personal Lending:
New volume ($ in billions)	$2.6	3.1	3.3	2.9	3.2	(16)	(19)	$11.9	12.6	(6)
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA).
(8)Excludes loans held for sale.
(9)Excludes nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Dec 31, 2023 % Change from		Year ended
($ in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Income Statement
Net interest income	$2,525	2,519	2,501	2,489	2,357	—%	7	$10,034	7,289	38%
Noninterest income:
Deposit-related fees	257	257	248	236	237	—	8	998	1,131	(12)
Lending-related fees	138	133	131	129	122	4	13	531	491	8
Lease income	155	153	167	169	176	1	(12)	644	710	(9)
Other	293	343	322	284	257	(15)	14	1,242	1,299	(4)
Total noninterest income	843	886	868	818	792	(5)	6	3,415	3,631	(6)
Total revenue	3,368	3,405	3,369	3,307	3,149	(1)	7	13,449	10,920	23
Net charge-offs	35	37	63	(39)	32	(5)	9	96	4	NM
Change in the allowance for credit losses	5	15	(37)	(4)	(75)	(67)	107	(21)	(538)	96
Provision for credit losses	40	52	26	(43)	(43)	(23)	193	75	(534)	114
Noninterest expense	1,630	1,543	1,630	1,752	1,523	6	7	6,555	6,058	8
Income before income tax expense	1,698	1,810	1,713	1,598	1,669	(6)	2	6,819	5,396	26
Income tax expense	423	453	429	399	428	(7)	(1)	1,704	1,366	25
Less: Net income from noncontrolling interests	2	3	3	3	3	(33)	(33)	11	12	(8)
Net income	$1,273	1,354	1,281	1,196	1,238	(6)	3	$5,104	4,018	27

Revenue by Line of Business
Middle Market Banking	$2,196	2,212	2,199	2,155	2,076	(1)	6	$8,762	6,574	33
Asset-Based Lending and Leasing	1,172	1,193	1,170	1,152	1,073	(2)	9	4,687	4,346	8
Total revenue	$3,368	3,405	3,369	3,307	3,149	(1)	7	$13,449	10,920	23

Revenue by Product
Lending and leasing	$1,337	1,321	1,332	1,324	1,357	1	(1)	$5,314	5,253	1
Treasury management and payments	1,527	1,541	1,584	1,562	1,519	(1)	1	6,214	4,483	39
Other	504	543	453	421	273	(7)	85	1,921	1,184	62
Total revenue	$3,368	3,405	3,369	3,307	3,149	(1)	7	$13,449	10,920	23

Selected Metrics
Return on allocated capital	19.0%	20.2	19.3	18.1	24.2			19.1%	19.7
Efficiency ratio	48	45	48	53	48			49	55
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2023 % Change from		Year ended
($ in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$162,877	164,182	165,980	163,210	159,236	(1)%	2	$164,062	147,379	11%
Commercial real estate	45,393	45,716	45,855	45,862	45,551	(1)	—	45,705	45,130	1
Lease financing and other	15,062	14,518	13,989	13,754	13,635	4	10	14,335	13,523	6
Total loans	$223,332	224,416	225,824	222,826	218,422	—	2	$224,102	206,032	9

Loans by Line of Business:
Middle Market Banking	$118,971	120,509	122,204	121,625	119,740	(1)	(1)	$120,819	114,634	5
Asset-Based Lending and Leasing	104,361	103,907	103,620	101,201	98,682	—	6	103,283	91,398	13
Total loans	$223,332	224,416	225,824	222,826	218,422	—	2	$224,102	206,032	9

Total deposits	163,299	160,556	166,747	170,467	175,442	2	(7)	165,235	186,079	(11)
Allocated capital	25,500	25,500	25,500	25,500	19,500	—	31	25,500	19,500	31

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$163,797	165,094	168,492	166,853	163,797	(1)	—
Commercial real estate	45,534	45,663	45,784	45,895	45,816	—	(1)
Lease financing and other	15,443	15,014	14,435	13,851	13,916	3	11
Total loans	$224,774	225,771	228,711	226,599	223,529	—	1

Loans by Line of Business:
Middle Market Banking	$118,482	119,354	122,104	121,626	121,192	(1)	(2)
Asset-Based Lending and Leasing	106,292	106,417	106,607	104,973	102,337	—	4
Total loans	$224,774	225,771	228,711	226,599	223,529	—	1

Total deposits	162,526	160,368	164,764	169,827	173,942	1	(7)

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Dec 31, 2023 % Change from		Year ended
($ in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Income Statement
Net interest income	$2,359	2,319	2,359	2,461	2,416	2%	(2)	$9,498	8,733	9%
Noninterest income:
Deposit-related fees	246	247	247	236	240	—	3	976	1,068	(9)
Lending-related fees	199	206	191	194	191	(3)	4	790	769	3
Investment banking fees	489	545	390	314	331	(10)	48	1,738	1,492	16
Net gains from trading activities	1,022	1,193	1,081	1,257	606	(14)	69	4,553	1,886	141
Other	420	413	363	440	355	2	18	1,636	1,294	26
Total noninterest income	2,376	2,604	2,272	2,441	1,723	(9)	38	9,693	6,509	49
Total revenue	4,735	4,923	4,631	4,902	4,139	(4)	14	19,191	15,242	26
Net charge-offs	376	105	83	17	10	258	NM	581	(48)	NM
Change in the allowance for credit losses	122	219	850	235	31	(44)	294	1,426	(137)	NM
Provision for credit losses	498	324	933	252	41	54	NM	2,007	(185)	NM
Noninterest expense	2,132	2,182	2,087	2,217	1,837	(2)	16	8,618	7,560	14
Income before income tax expense	2,105	2,417	1,611	2,433	2,261	(13)	(7)	8,566	7,867	9
Income tax expense	523	601	401	615	569	(13)	(8)	2,140	1,989	8
Net income	$1,582	1,816	1,210	1,818	1,692	(13)	(7)	$6,426	5,878	9

Revenue by Line of Business
Banking:
Lending	$774	721	685	692	593	7	31	$2,872	2,222	29
Treasury Management and Payments	742	747	762	785	738	(1)	1	3,036	2,369	28
Investment Banking	383	430	311	280	317	(11)	21	1,404	1,206	16
Total Banking	1,899	1,898	1,758	1,757	1,648	—	15	7,312	5,797	26
Commercial Real Estate	1,291	1,376	1,333	1,311	1,267	(6)	2	5,311	4,534	17
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,122	1,148	1,133	1,285	935	(2)	20	4,688	3,660	28
Equities	457	518	397	437	279	(12)	64	1,809	1,115	62
Credit Adjustment (CVA/DVA) and Other	(8)	(12)	14	71	(35)	33	77	65	20	225
Total Markets	1,571	1,654	1,544	1,793	1,179	(5)	33	6,562	4,795	37
Other	(26)	(5)	(4)	41	45	NM	NM	6	116	(95)
Total revenue	$4,735	4,923	4,631	4,902	4,139	(4)	14	$19,191	15,242	26

Selected Metrics
Return on allocated capital	13.4%	15.5	10.2	15.9	17.7			13.8%	15.3
Efficiency ratio	45	44	45	45	44			45	50
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2023 % Change from		Year ended
($ in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$191,014	191,128	190,529	193,770	196,697	—%	(3)	$191,602	198,424	(3)%
Commercial real estate	99,077	100,523	100,941	100,972	101,553	(1)	(2)	100,373	98,560	2
Total loans	$290,091	291,651	291,470	294,742	298,250	(1)	(3)	$291,975	296,984	(2)

Loans by Line of Business:
Banking	$94,699	94,010	95,413	99,078	104,187	1	(9)	$95,783	106,440	(10)
Commercial Real Estate	133,921	135,639	136,473	136,806	137,680	(1)	(3)	135,702	133,719	1
Markets	61,471	62,002	59,584	58,858	56,383	(1)	9	60,490	56,825	6
Total loans	$290,091	291,651	291,470	294,742	298,250	(1)	(3)	$291,975	296,984	(2)
Trading-related assets:
Trading account securities	$118,938	122,376	118,462	112,628	111,803	(3)	6	$118,130	112,213	5
Reverse repurchase agreements/securities borrowed	65,678	62,284	60,164	57,818	52,814	5	24	61,510	50,491	22
Derivative assets	19,308	19,760	17,522	17,928	24,556	(2)	(21)	18,636	27,421	(32)
Total trading-related assets	$203,924	204,420	196,148	188,374	189,173	—	8	$198,276	190,125	4
Total assets	556,196	559,647	550,091	548,808	553,308	(1)	1	553,722	557,396	(1)
Total deposits	173,117	157,212	160,251	157,551	156,205	10	11	162,062	161,720	—
Allocated capital	44,000	44,000	44,000	44,000	36,000	—	22	44,000	36,000	22

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$189,379	190,547	190,317	191,020	196,529	(1)	(4)
Commercial real estate	98,053	99,783	101,028	100,797	101,848	(2)	(4)
Total loans	$287,432	290,330	291,345	291,817	298,377	(1)	(4)

Loans by Line of Business:
Banking	$93,987	93,723	93,596	97,178	101,183	—	(7)
Commercial Real Estate	131,968	133,939	136,257	135,728	137,495	(1)	(4)
Markets	61,477	62,668	61,492	58,911	59,699	(2)	3
Total loans	$287,432	290,330	291,345	291,817	298,377	(1)	(4)
Trading-related assets:
Trading account securities	$115,562	120,547	130,008	115,198	111,801	(4)	3
Reverse repurchase agreements/securities borrowed	63,614	64,240	59,020	57,502	55,407	(1)	15
Derivative assets	18,023	21,231	17,804	16,968	22,218	(15)	(19)
Total trading-related assets	$197,199	206,018	206,832	189,668	189,426	(4)	4
Total assets	547,203	557,642	559,520	542,168	550,177	(2)	(1)
Total deposits	185,142	162,776	158,770	158,564	157,217	14	18

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Dec 31, 2023 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Income Statement
Net interest income	$906	1,007	1,009	1,044	1,124	(10)%	(19)	$3,966	3,927	1%
Noninterest income:
Investment advisory and other asset-based fees	2,111	2,164	2,110	2,061	1,999	(2)	6	8,446	8,847	(5)
Commissions and brokerage services fees	531	492	494	541	532	8	—	2,058	1,931	7
Other	112	39	35	35	40	187	180	221	117	89
Total noninterest income	2,754	2,695	2,639	2,637	2,571	2	7	10,725	10,895	(2)
Total revenue	3,660	3,702	3,648	3,681	3,695	(1)	(1)	14,691	14,822	(1)
Net charge-offs	—	1	(1)	(1)	(2)	(100)	100	(1)	(7)	86
Change in the allowance for credit losses	(19)	(11)	25	12	13	(73)	NM	7	(18)	139
Provision for credit losses	(19)	(10)	24	11	11	(90)	NM	6	(25)	124
Noninterest expense	3,023	3,006	2,974	3,061	2,731	1	11	12,064	11,613	4
Income before income tax expense	656	706	650	609	953	(7)	(31)	2,621	3,234	(19)
Income tax expense	165	177	163	152	238	(7)	(31)	657	812	(19)
Net income	$491	529	487	457	715	(7)	(31)	$1,964	2,422	(19)

Selected Metrics
Return on allocated capital	30.4%	32.8	30.5	28.9	31.9			30.7%	27.1
Efficiency ratio	83	81	82	83	74			82	78
Client assets ($ in billions, period-end):
Advisory assets	$891	825	850	825	797	8	12
Other brokerage assets and deposits	1,193	1,123	1,148	1,104	1,064	6	12
Total client assets	$2,084	1,948	1,998	1,929	1,861	7	12

Selected Balance Sheet Data (average)
Total loans	$82,181	82,195	83,045	83,621	84,760	—	(3)	$82,755	85,228	(3)
Total deposits	102,130	107,500	112,360	126,604	142,230	(5)	(28)	112,069	164,883	(32)
Allocated capital	6,250	6,250	6,250	6,250	8,750	—	(29)	6,250	8,750	(29)

Selected Balance Sheet Data (period-end)
Total loans	$82,555	82,331	82,456	82,817	84,273	—	(2)
Total deposits	103,902	103,255	108,532	117,252	138,760	1	(25)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Dec 31, 2023 % Change from		Year ended
($ in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Income Statement
Net interest income	$(544)	(269)	(91)	16	78	NM	NM	$(888)	(1,607)	45%
Noninterest income	284	21	121	5	7	NM	NM	431	1,192	(64)
Total revenue	(260)	(248)	30	21	85	(5)%	NM	(457)	(415)	(10)
Net charge-offs	(5)	(1)	(2)	(2)	(5)	NM	—	(10)	(33)	70
Change in the allowance for credit losses	(22)	64	(142)	122	17	NM	NM	22	35	(37)
Provision for credit losses	(27)	63	(144)	120	12	NM	NM	12	2	500
Noninterest expense	2,955	469	269	608	3,007	530	(2)	4,301	5,697	(25)
Loss before income tax benefit	(3,188)	(780)	(95)	(707)	(2,934)	NM	(9)	(4,770)	(6,114)	22
Income tax benefit	(1,339)	(641)	(103)	(272)	(1,129)	NM	(19)	(2,355)	(1,721)	(37)
Less: Net income (loss) from noncontrolling interests	62	(34)	(38)	(114)	(238)	282	126	(124)	(311)	60
Net income (loss)	$(1,911)	(105)	46	(321)	(1,567)	NM	(22)	$(2,291)	(4,082)	44

Selected Balance Sheet Data (average)
Cash and due from banks, and interest-earning deposits with banks	$198,315	164,900	132,505	117,419	130,329	20	52	$153,538	147,192	4
Available-for-sale debt securities	115,346	119,745	130,496	128,770	102,650	(4)	12	123,542	124,308	(1)
Held-to-maturity debt securities	261,103	266,012	270,999	272,718	295,494	(2)	(12)	267,672	290,087	(8)
Equity securities	15,906	15,784	15,327	15,519	15,918	1	—	15,635	15,695	—
Total loans	8,904	9,386	9,216	9,154	9,088	(5)	(2)	9,164	9,143	—
Total assets	645,573	623,339	610,417	596,087	605,500	4	7	619,002	638,011	(3)
Total deposits	122,880	113,978	84,752	60,807	41,959	8	193	95,825	28,457	237

Selected Balance Sheet Data (period-end)
Cash and due from banks, and interest-earning deposits with banks	$211,420	194,653	128,077	136,093	127,106	9	66
Available-for-sale debt securities	118,923	115,005	123,169	133,311	102,669	3	16
Held-to-maturity debt securities	259,748	264,248	269,414	274,202	294,141	(2)	(12)
Equity securities	15,810	15,496	15,097	15,200	15,508	2	2
Total loans	9,054	9,036	9,231	9,247	9,163	—	(1)
Total assets	674,075	641,455	593,597	620,241	601,218	5	12
Total deposits	124,294	128,714	92,023	65,682	54,371	(3)	129
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses. In third quarter 2023, we sold investments in certain private equity funds, which had a minimal impact to net income.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Dec 31, 2023 $ Change from
($ in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022
Period-End Loans
Commercial and industrial	$380,388	382,527	386,011	384,690	386,806	(2,139)	(6,418)
Commercial real estate	150,616	152,486	154,276	154,707	155,802	(1,870)	(5,186)
Lease financing	16,423	16,038	15,334	14,820	14,908	385	1,515
Total commercial	547,427	551,051	555,621	554,217	557,516	(3,624)	(10,089)
Residential mortgage	260,724	263,174	265,085	267,138	269,117	(2,450)	(8,393)
Credit card	52,230	49,851	47,717	45,766	46,293	2,379	5,937
Auto	47,762	49,865	51,587	52,631	53,669	(2,103)	(5,907)
Other consumer	28,539	28,483	27,950	28,239	29,276	56	(737)
Total consumer	389,255	391,373	392,339	393,774	398,355	(2,118)	(9,100)
Total loans	$936,682	942,424	947,960	947,991	955,871	(5,742)	(19,189)

Average Loans
Commercial and industrial	$380,566	382,277	383,361	383,277	381,889	(1,711)	(1,323)
Commercial real estate	151,665	153,686	154,660	155,074	155,674	(2,021)	(4,009)
Lease financing	16,123	15,564	15,010	14,832	14,656	559	1,467
Total commercial	548,354	551,527	553,031	553,183	552,219	(3,173)	(3,865)
Residential mortgage	261,776	263,918	266,128	267,984	268,232	(2,142)	(6,456)
Credit card	51,249	48,889	46,762	45,842	44,829	2,360	6,420
Auto	48,554	51,014	51,880	53,065	53,917	(2,460)	(5,363)
Other consumer	28,108	27,845	28,105	28,577	29,320	263	(1,212)
Total consumer	389,687	391,666	392,875	395,468	396,298	(1,979)	(6,611)
Total loans	$938,041	943,193	945,906	948,651	948,517	(5,152)	(10,476)

Average Interest Rates
Commercial and industrial	7.20%	7.03	6.70	6.25	5.41
Commercial real estate	6.88	6.83	6.59	6.24	5.45
Lease financing	5.17	4.90	4.76	4.63	4.45
Total commercial	7.05	6.92	6.62	6.20	5.40
Residential mortgage	3.60	3.55	3.48	3.44	3.38
Credit card	13.03	13.08	12.96	12.74	12.00
Auto	4.90	4.78	4.67	4.56	4.46
Other consumer	8.68	8.65	8.29	7.74	6.89
Total consumer	5.37	5.26	5.11	4.98	4.76
Total loans	6.35%	6.23	5.99	5.69	5.13

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Dec 31, 2023		Sep 30, 2023		Jun 30, 2023		Mar 31, 2023		Dec 31, 2022		Dec 31, 2023 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Sep 30, 2023	Dec 31, 2022
By product:
Commercial and industrial	$90	0.09%	$93	0.10%	$119	0.12%	$43	0.05%	$66	0.07%	$(3)	24
Commercial real estate	377	0.99	93	0.24	79	0.21	17	0.04	10	0.03	284	367
Lease financing	5	0.14	2	0.07	2	0.05	3	0.07	3	0.06	3	2
Total commercial	472	0.34	188	0.13	200	0.15	63	0.05	79	0.06	284	393
Residential mortgage	3	—	(4)	(0.01)	(12)	(0.02)	(11)	(0.02)	(12)	(0.02)	7	15
Credit card	520	4.02	420	3.41	396	3.39	344	3.05	274	2.42	100	246
Auto	130	1.06	138	1.07	89	0.68	121	0.93	137	1.00	(8)	(7)
Other consumer	127	1.79	108	1.55	91	1.31	87	1.21	82	1.13	19	45
Total consumer	780	0.79	662	0.67	564	0.58	541	0.56	481	0.48	118	299
Total net loan charge-offs	$1,252	0.53%	$850	0.36%	$764	0.32%	$604	0.26%	$560	0.23%	$402	692
By segment:
Consumer Banking and Lending	$852	1.01%	$722	0.85%	$621	0.74%	$589	0.71%	$525	0.62%	$130	327
Commercial Banking	35	0.06	29	0.05	63	0.11	2	—	32	0.06	6	3
Corporate and Investing Banking	370	0.51	99	0.13	83	0.11	17	0.02	10	0.01	271	360
Wealth and Investment Management	—	—	1	—	(1)	—	(1)	—	(2)	(0.01)	(1)	2
Corporate	(5)	(0.22)	(1)	(0.04)	(2)	(0.09)	(3)	(0.13)	(5)	(0.22)	(4)	—
Total net loan charge-offs	$1,252	0.53%	$850	0.36%	$764	0.32%	$604	0.26%	$560	0.23%	$402	692
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Dec 31, 2023 $ Change from
($ in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022
Balance, beginning of period	$15,064	14,786	13,705	13,609	13,225	278	1,839
Cumulative effect from change in accounting policy (1)	—	—	—	(429)	—	—	—
Balance, beginning of period, adjusted	15,064	14,786	13,705	13,180	13,225	278	1,839
Provision for credit losses for loans	1,274	1,143	1,839	1,129	968	131	306
Interest income on certain loans (2)	—	—	—	—	(26)	—	26
Net loan charge-offs:
Commercial and industrial	(90)	(93)	(119)	(43)	(66)	3	(24)
Commercial real estate	(377)	(93)	(79)	(17)	(10)	(284)	(367)
Lease financing	(5)	(2)	(2)	(3)	(3)	(3)	(2)
Total commercial	(472)	(188)	(200)	(63)	(79)	(284)	(393)
Residential mortgage	(3)	4	12	11	12	(7)	(15)
Credit card	(520)	(420)	(396)	(344)	(274)	(100)	(246)
Auto	(130)	(138)	(89)	(121)	(137)	8	7
Other consumer	(127)	(108)	(91)	(87)	(82)	(19)	(45)
Total consumer	(780)	(662)	(564)	(541)	(481)	(118)	(299)
Net loan charge-offs	(1,252)	(850)	(764)	(604)	(560)	(402)	(692)
Other	2	(15)	6	—	2	17	—
Balance, end of period	$15,088	15,064	14,786	13,705	13,609	24	1,479
Components:
Allowance for loan losses	$14,606	14,554	14,258	13,120	12,985	52	1,621
Allowance for unfunded credit commitments	482	510	528	585	624	(28)	(142)
Allowance for credit losses for loans	$15,088	15,064	14,786	13,705	13,609	24	1,479
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	2.94x	4.32	4.65	5.35	5.85
Allowance for loan losses as a percentage of:
Total loans	1.56%	1.54	1.50	1.38	1.36
Nonaccrual loans	177	182	207	218	231
Allowance for credit losses for loans as a percentage of:
Total loans	1.61	1.60	1.56	1.45	1.42
Nonaccrual loans	183	188	215	228	242
(1)Represents the decrease in our allowance for credit losses for loans as a result of our adoption of ASU 2022-02, Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures, on January 1, 2023.
(2)Prior to our adoption of ASU 2022-02 on January 1, 2023, certain loans with an allowance measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognized changes in the allowance attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Dec 31, 2023		Sep 30, 2023		Jun 30, 2023		Mar 31, 2023		Dec 31, 2022
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,272	1.12%	$4,269	1.12%	$4,266	1.11%	$4,287	1.11%	$4,507	1.17%
Commercial real estate	3,939	2.62	3,842	2.52	3,618	2.35	2,724	1.76	2,231	1.43
Lease financing	201	1.22	199	1.24	197	1.28	213	1.44	218	1.46
Total commercial	8,412	1.54	8,310	1.51	8,081	1.45	7,224	1.30	6,956	1.25
Residential mortgage (1)	652	0.25	718	0.27	734	0.28	751	0.28	1,096	0.41
Credit card	4,223	8.09	4,021	8.07	3,865	8.10	3,641	7.96	3,567	7.71
Auto	1,042	2.18	1,264	2.53	1,408	2.73	1,449	2.75	1,380	2.57
Other consumer	759	2.66	751	2.64	698	2.50	640	2.27	610	2.08
Total consumer	6,676	1.72	6,754	1.73	6,705	1.71	6,481	1.65	6,653	1.67
Total allowance for credit losses for loans	$15,088	1.61%	$15,064	1.60%	$14,786	1.56%	$13,705	1.45%	$13,609	1.42%
By segment:
Consumer Banking and Lending	$7,453	2.24%	$7,515	2.24%	$7,469	2.22%	$7,215	2.14%	$7,394	2.17%
Commercial Banking	2,406	1.07	2,401	1.06	2,379	1.04	2,417	1.07	2,397	1.07
Corporate and Investing Banking	4,955	1.72	4,840	1.67	4,634	1.59	3,785	1.30	3,552	1.19
Wealth and Investment Management	260	0.31	279	0.34	290	0.35	265	0.32	253	0.30
Corporate	14	0.15	29	0.32	14	0.15	23	0.25	13	0.14
Total allowance for credit losses for loans	$15,088	1.61%	$15,064	1.60%	$14,786	1.56%	$13,705	1.45%	$13,609	1.42%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Dec 31, 2023		Sep 30, 2023		Jun 30, 2023		Mar 31, 2023		Dec 31, 2022		Dec 31, 2023 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Sep 30, 2023	Dec 31, 2022
By product:
Nonaccrual loans:
Commercial and industrial	$662	0.17%	$638	0.17%	$845	0.22%	$739	0.19%	$746	0.19%	$24	(84)
Commercial real estate	4,188	2.78	3,863	2.53	2,507	1.63	1,450	0.94	958	0.61	325	3,230
Lease financing	64	0.39	85	0.53	77	0.50	86	0.58	119	0.80	(21)	(55)
Total commercial	4,914	0.90	4,586	0.83	3,429	0.62	2,275	0.41	1,823	0.33	328	3,091
Residential mortgage (1)	3,192	1.22	3,258	1.24	3,289	1.24	3,552	1.33	3,611	1.34	(66)	(419)
Auto	115	0.24	126	0.25	135	0.26	145	0.28	153	0.29	(11)	(38)
Other consumer	35	0.12	32	0.11	33	0.12	38	0.13	39	0.13	3	(4)
Total consumer	3,342	0.86	3,416	0.87	3,457	0.88	3,735	0.95	3,803	0.95	(74)	(461)
Total nonaccrual loans	8,256	0.88	8,002	0.85	6,886	0.73	6,010	0.63	5,626	0.59	254	2,630
Foreclosed assets	187		177		133		132		137		10	50
Total nonperforming assets	$8,443	0.90%	$8,179	0.87%	$7,019	0.74%	$6,142	0.65%	$5,763	0.60%	$264	2,680
By segment:
Consumer Banking and Lending	$3,273	0.98%	$3,354	1.00%	$3,416	1.02%	$3,689	1.09%	$3,747	1.10%	$(81)	(474)
Commercial Banking	1,012	0.45	1,024	0.45	1,164	0.51	1,037	0.46	1,029	0.46	(12)	(17)
Corporate and Investing Banking	3,935	1.37	3,588	1.24	2,243	0.77	1,226	0.42	764	0.26	347	3,171
Wealth and Investment Management	223	0.27	213	0.26	196	0.24	190	0.23	199	0.24	10	24
Corporate	—	—	—	—	—	—	—	—	24	0.26	—	(24)
Total nonperforming assets	$8,443	0.90%	$8,179	0.87%	$7,019	0.74%	$6,142	0.65%	$5,763	0.60%	$264	2,680
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Dec 31, 2023			Sep 30, 2023			Dec 31, 2022
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Nonaccrual loans	Loans outstanding balance	% of total loans	Nonaccrual loans	Loans outstanding balance	% of total loans
Financials except banks	$9	146,635	16%	$10	147,362	16%	$44	147,171	15%
Technology, telecom and media	60	25,460	3	29	26,817	3	31	27,767	3
Real estate and construction	55	24,987	3	58	25,321	3	73	24,478	3
Retail	72	19,596	2	72	20,913	2	47	19,487	2
Equipment, machinery and parts manufacturing	37	24,785	3	109	25,847	3	83	23,675	2
Materials and commodities	112	14,235	2	168	14,640	2	86	16,610	2
Food and beverage manufacturing	15	16,047	2	3	15,655	2	17	17,393	2
Oil, gas and pipelines	2	10,730	1	3	10,559	1	55	9,991	1
Health care and pharmaceuticals	26	14,863	2	20	14,985	2	21	14,861	2
Auto related	8	15,203	2	7	14,167	2	10	13,168	1
Commercial services	37	11,095	1	36	10,800	1	50	11,418	1
Utilities	1	8,325	*	1	8,099	*	18	9,457	*
Diversified or miscellaneous	67	8,284	*	3	7,673	*	2	8,161	*
Entertainment and recreation	18	13,968	1	19	13,212	1	28	13,085	1
Transportation services	134	9,277	*	140	8,972	*	237	8,389	*
Insurance and fiduciaries	1	4,715	*	1	4,964	*	1	4,691	*
Banks	—	11,820	1	—	11,799	1	—	14,403	2
Agribusiness	31	6,466	*	8	5,965	*	24	6,180	*
Government and education	26	5,603	*	29	5,675	*	25	6,482	*
Other	15	4,717	*	7	5,140	*	13	4,847	*
Total	$726	396,811	42%	$723	398,565	42%	$865	401,714	42%
*Less than 1%.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE (1)

	Dec 31, 2023				Sep 30, 2023				Dec 31, 2022
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)
Apartments	$56	42,585	5%	$51,749	$8	40,677	4%	$49,573	$8	39,743	4%	$51,567
Office (3)	3,357	31,526	3	34,295	2,790	32,201	3	35,242	186	36,144	4	40,827
Industrial/warehouse	28	25,413	3	28,493	29	24,389	3	27,470	42	20,634	2	24,546
Hotel/motel	171	12,725	1	13,612	217	12,826	1	14,396	153	12,751	1	13,758
Retail (excluding shopping center)	272	11,670	1	12,338	272	11,187	1	11,848	199	11,753	1	12,486
Shopping center	183	8,745	*	9,356	183	8,762	*	9,304	259	9,534	*	10,131
Institutional	81	5,986	*	6,568	248	6,261	*	7,137	33	7,725	*	9,178
Mixed use properties	32	3,511	*	3,763	105	5,166	*	5,989	54	5,887	*	7,139
Storage facility	—	2,782	*	3,002	—	2,815	*	3,028	—	2,929	*	3,201
1-4 family structure	—	1,195	*	2,691	—	1,231	*	2,987	—	1,324	*	3,589
Other	8	4,478	*	5,600	11	6,971	*	8,297	24	7,378	*	8,898
Total	$4,188	150,616	16%	$171,467	$3,863	152,486	16%	$175,271	$958	155,802	16%	$185,320
*Less than 1%.
(1)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.
(2)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.
(3)In second quarter 2023, we reclassified certain CRE loans to better align with regulatory reporting guidance, which resulted in a decrease in loans outstanding of approximately $2.0 billion to the office property type.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Dec 31, 2023 % Change from
($ in millions)		Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022
Tangible book value per common share:
Total equity		$187,443	182,373	181,952	183,220	182,213	3%	3
Adjustments:
Preferred stock (1)		(19,448)	(19,448)	(19,448)	(19,448)	(19,448)	—	—
Additional paid-in capital on preferred stock (1)		157	157	173	173	173	—	(9)
Unearned Employee Stock Ownership Plan (ESOP) shares (1)		—	—	—	—	—	NM	NM
Noncontrolling interests		(1,708)	(1,658)	(1,761)	(2,052)	(1,986)	(3)	14
Total common stockholders' equity	(A)	166,444	161,424	160,916	161,893	160,952	3	3
Adjustments:
Goodwill		(25,175)	(25,174)	(25,175)	(25,173)	(25,173)	—	—
Certain identifiable intangible assets (other than MSRs)		(118)	(132)	(145)	(139)	(152)	11	22
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (2)		(878)	(878)	(2,511)	(2,486)	(2,427)	—	64
Applicable deferred taxes related to goodwill and other intangible assets (3)		920	913	905	897	890	1	3
Tangible common equity	(B)	$141,193	136,153	133,990	134,992	134,090	4	5
Common shares outstanding	(C)	3,598.9	3,637.9	3,667.7	3,763.2	3,833.8	(1)	(6)
Book value per common share	(A)/(C)	46.25	44.37	43.87	43.02	41.98	4	10
Tangible book value per common share	(B)/(C)	39.23	37.43	36.53	35.87	34.98	5	12
NM – Not meaningful
(1)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(2)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Dec 31, 2023 % Change from		Year ended
($ in millions)		Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$3,160	5,450	4,659	4,713	2,877	(42)%	10	$17,982	12,562	43%
Average total equity		185,853	184,828	184,443	184,297	182,621	1	2	184,860	183,167	1
Adjustments:
Preferred stock (1)		(19,448)	(20,441)	(19,448)	(19,448)	(19,553)	5	1	(19,698)	(19,930)	1
Additional paid-in capital on preferred stock (1)		157	171	173	173	166	(8)	(5)	168	143	17
Unearned ESOP shares (1)		—	—	—	—	112	NM	(100)	—	512	(100)
Noncontrolling interests		(1,664)	(1,775)	(1,924)	(2,019)	(2,185)	6	24	(1,844)	(2,323)	21
Average common stockholders’ equity	(B)	164,898	162,783	163,244	163,003	161,161	1	2	163,486	161,569	1
Adjustments:
Goodwill		(25,173)	(25,174)	(25,175)	(25,173)	(25,173)	—	—	(25,173)	(25,177)	—
Certain identifiable intangible assets (other than MSRs)		(124)	(137)	(140)	(145)	(160)	9	23	(136)	(190)	28
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (2)		(878)	(2,539)	(2,487)	(2,440)	(2,378)	65	63	(2,083)	(2,359)	12
Applicable deferred taxes related to goodwill and other intangible assets (3)		918	910	903	895	890	1	3	906	864	5
Average tangible common equity	(C)	$139,641	135,843	136,345	136,140	134,340	3	4	$137,000	134,707	2
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	7.6%	13.3	11.4	11.7	7.1			11.0%	7.8
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	9.0	15.9	13.7	14.0	8.5			13.1	9.3
NM – Not meaningful
(1)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(2)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated
($ in billions)		Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
Total equity (2)		$187.4	182.4	182.0	183.2	182.2
Effect of accounting policy change (2)		—	—	—	—	(0.3)
Total equity (as reported)		187.4	182.4	182.0	183.2	181.9
Adjustments:
Preferred stock		(19.4)	(19.4)	(19.4)	(19.4)	(19.4)
Additional paid-in capital on preferred stock		0.1	0.1	0.1	0.2	0.1
Noncontrolling interests		(1.7)	(1.7)	(1.8)	(2.1)	(2.0)
Total common stockholders' equity		166.4	161.4	160.9	161.9	160.6
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.1)	(0.2)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (3)		(0.9)	(0.9)	(2.5)	(2.5)	(2.4)
Applicable deferred taxes related to goodwill and other intangible assets (4)		0.9	0.9	0.9	0.9	0.9
Current expected credit loss (CECL) transition provision (5)		0.1	0.1	0.1	0.1	0.2
Other		(0.4)	—	0.1	(0.6)	(0.4)
Common Equity Tier 1	(A)	140.8	136.2	134.2	134.5	133.5
Preferred stock		19.4	19.4	19.4	19.4	19.4
Additional paid-in capital on preferred stock		(0.1)	(0.1)	(0.1)	(0.2)	(0.1)
Other		(0.3)	(0.3)	(0.3)	(0.2)	(0.2)
Total Tier 1 capital	(B)	159.8	155.2	153.2	153.5	152.6
Long-term debt and other instruments qualifying as Tier 2		19.0	19.1	19.7	20.3	20.5
Qualifying allowance for credit losses (6)		14.9	14.9	15.1	14.2	13.9
Other		(0.6)	(0.4)	(0.4)	(0.3)	(0.3)
Total qualifying capital	(C)	$193.1	188.8	187.6	187.7	186.7

Total risk-weighted assets (RWAs)	(D)	$1,231.5	1,237.1	1,250.7	1,243.8	1,259.9

Common Equity Tier 1 to total RWAs	(A)/(D)	11.4%	11.0	10.7	10.8	10.6
Tier 1 capital to total RWAs	(B)/(D)	13.0	12.6	12.2	12.3	12.1
Total capital to total RWAs	(C)/(D)	15.7	15.3	15.0	15.1	14.8
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In first quarter 2023, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2018-12. We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(4)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(5)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(6)Under the Standardized Approach, the ACL is includable in Tier 2 capital up to 1.25% of Standardized credit RWAs with any excess ACL deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated
($ in billions)		Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
Total equity (2)		$187.4	182.4	182.0	183.2	182.2
Effect of accounting policy change (2)		—	—	—	—	(0.3)
Total equity (as reported)		187.4	182.4	182.0	183.2	181.9
Adjustments:
Preferred stock		(19.4)	(19.4)	(19.4)	(19.4)	(19.4)
Additional paid-in capital on preferred stock		0.1	0.1	0.1	0.2	0.1
Noncontrolling interests		(1.7)	(1.7)	(1.8)	(2.1)	(2.0)
Total common stockholders' equity		166.4	161.4	160.9	161.9	160.6
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.1)	(0.2)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (3)		(0.9)	(0.9)	(2.5)	(2.5)	(2.4)
Applicable deferred taxes related to goodwill and other intangible assets (4)		0.9	0.9	0.9	0.9	0.9
CECL transition provision (5)		0.1	0.1	0.1	0.1	0.2
Other		(0.4)	—	0.1	(0.6)	(0.4)
Common Equity Tier 1	(A)	140.8	136.2	134.2	134.5	133.5
Preferred stock		19.4	19.4	19.4	19.4	19.4
Additional paid-in capital on preferred stock		(0.1)	(0.1)	(0.1)	(0.2)	(0.1)
Other		(0.3)	(0.3)	(0.3)	(0.2)	(0.2)
Total Tier 1 capital	(B)	159.8	155.2	153.2	153.5	152.6
Long-term debt and other instruments qualifying as Tier 2		19.0	19.1	19.7	20.3	20.5
Qualifying allowance for credit losses (6)		4.5	4.5	4.5	4.5	4.5
Other		(0.6)	(0.4)	(0.4)	(0.3)	(0.3)
Total qualifying capital	(C)	$182.7	178.4	177.0	178.0	177.3

Total RWAs	(D)	$1,112.5	1,130.8	1,118.4	1,117.9	1,112.3

Common Equity Tier 1 to total RWAs	(A)/(D)	12.7%	12.0	12.0	12.0	12.0
Tier 1 capital to total RWAs	(B)/(D)	14.4	13.7	13.7	13.7	13.7
Total capital to total RWAs	(C)/(D)	16.4	15.8	15.8	15.9	15.9
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In first quarter 2023, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2018-12. We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(4)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(5)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(6)Under the Advanced Approach, the ACL that exceeds expected credit losses is eligible for inclusion in Tier 2 capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess ACL deducted from total RWAs.